Exhibit 10.30

Amendment No. 4 to the
Amended and Restated Limited Liability Company Operating Agreement

of

VGG HOLDING LLC

This Amendment No. 4 (this “Amendment”) to the Amended and Restated Limited Liability Company Operating Agreement of VGG Holding LLC, a Delaware limited liability company (the “Company”), is entered into and shall be effective as of November 30, 2007, by and among the Company, Golden Gate Capital Investment Fund II, L.P., Golden Gate Capital Investment Annex Fund II, L.P., Golden Gate Capital Investment Fund II (AI), L.P., Golden Gate Capital Investment Annex Fund II (AI), L.P., Golden Gate Capital Associates II-QP, LLC, Golden Gate Capital Associates II-AI, LLC, CCG AV, LLC-Series A, CCG AV, LLC-Series C, CCG AV, LLC-Series I (collectively, the “Original Golden Gate Members”), and CCG AV, LLC-Series E, a Delaware limited liability company and an Affiliate of Original Golden Gate Members (the “Newly Admitted Member”).

WHEREAS, the Company was formed pursuant to that certain Limited Liability Company Operating Agreement, dated as of July 13, 2007, as amended and restated by that certain Amended and Restated Limited Liability Company Operating Agreement, dated as of August 15, 2007, by and among the Persons listed as Class A Members on the signature pages thereof, as amended by Amendment No. 1 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of September 13, 2007, by and among the Company and the Persons listed as Additional Class B Members on the signature pages thereof, as further amended by Amendment No. 2 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of September 21, 2007, by and among the Company, TCW/Crescent Mezzanine Partners IV, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Partners IVB, L.P., a Delaware limited partnership, MAC Equity Holdings, LLC, a Delaware limited liability company, and Newstone Capital Partners, L.P., a Delaware limited partnership, and as further amended by Amendment No. 3 to the Amended and Restated Limited Liability Company Operating Agreement, dated as of October 26, 2007, by and among the Company and the Persons listed as Additional Class B Members on the signature pages thereof (the “Operating Agreement”);

WHEREAS, Golden Gate has requested that the Capital Contributions made, and the Class A Membership Interests held, by the Original Golden Gate Members be reallocated; and

WHEREAS, the Newly Admitted Member is a Permitted Transferee of the Original Golden Gate Members in the meaning of Section 8.1(b)(i) of the Operating Agreement and the Original Golden Gate Members desire to Transfer from the aggregate Class A Membership Interests held by the Original Golden Gate Members a 0.05242120% Class A Membership Interest to the Newly Admitted Member;

NOW, THEREFORE, in consideration of the mutual agreements made herein, the Company, the Original Golden Gate Members and the Newly Admitted Member hereby agree to amend the Operating Agreement as follows:

1.             Unless otherwise defined herein, capitalized terms shall have the meanings ascribed to them in the Operating Agreement.

2.             In accordance with Section 8.1(b)(i) of the Operating Agreement, effective as of the date hereof, the Newly Admitted Member is hereby admitted to the Company as an Additional Class A Member.

3.             Schedule A to the Operating Agreement is hereby amended in the form annexed hereto to reflect the names, addresses, Capital Contributions and Class A Percentage Interests of the Members after (i) the reallocation of the Capital Contributions made, and the Class A Membership Interests held, by the Original Golden Gate Members and (ii) the admission of the Newly Admitted Member to the Company.

4.             All other terms of the Operating Agreement shall remain in full force and effect and by execution of this Amendment, the Newly Admitted Member makes the representations and warranties set forth in Section 5.2 of the Operating Agreement and agrees to be bound by all of the terms and conditions of the Operating Agreement applicable to the Members.

5.             This Amendment may be executed in several counterparts, and all counterparts so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterpart.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

VGG HOLDING LLC

By:	/s/ Hugh D. Evans
	Name:	Hugh D. Evans
	Title:	Secretary

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